UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2012 (October 16, 2012)

SCI Engineered Materials, Inc.

(Exact Name of Registrant as specified in its charter)

Ohio	0-31641	31-1210318
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification
incorporation or		Number)
organization)

2839 Charter Street

Columbus, Ohio 43228

(614) 486-0261

(Address, including zip code, and telephone number

including area code of Registrant's

principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in "Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" of this Current Report on Form 8-K is incorporated in this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 16, 2012, SCI Engineered Materials, Inc. (the “Company”) received a signed resolution (“Resolution 12A18”) to the Ohio Air Quality Development Authority (“OAQDA”) 166 Direct Loan (“Loan”). On September 11, 2012 the OAQDA adopted Resolution 12A18 authorizing the Interim Executive Director pursuant to the request of SCI Engineered Materials, Inc. to: 1) accept the return of $998,159.50 from Huntington Bank as Escrow Agent under the SCI Engineered Materials, Inc. Escrow Agreement; 2) amend Section 4.3(g) of the Loan Agreement to provide for the disposal of non-project equipment in the ordinary course of business; 3) amend the debt service coverage ratio to .01 and include non-cash compensation expense in the debt service coverage formula.

Also, on October 16, 2012, the Company issued a new Promissory Note (the “Note”) in the amount of $213,000 to The Huntington National Bank, as Lender, with a maturity date of February 28, 2014. This Note replaced an existing promissory note to the Huntington National Bank which had a balance of $213,000 at September 30, 2012 and an original maturity date of December 31, 2012. Among other items, the Note provides for interest only payments through December 31, 2012, with a $25,000 principal payment due December 31, 2012 and $25,000 due January 31, 2013. Beginning in January 2013, monthly payments of approximately $5,000, including interest, are due, with remaining principal due at maturity in February 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCI ENGINEERED MATERIALS, INC

Date: October 19, 2012	By:	/s/Daniel Rooney
Chairman of the Board, President and Chief Executive Officer

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RESOLUTION 12A18

A Resolution authorizing the Interim Executive Director pursuant to the request of SCI Engineered Materials, Inc. to: 1) accept the return of $998,159.50 from Huntington Bank as Escrow Agent under the SCI Engineered Materials, Inc. Escrow Agreement; 2) amend Section 4.3(g) of the Loan Agreement to provide for the disposal of non-project equipment in the ordinary course of business; 3) amend the debt service coverage ratios to .01 and include non-cash compensation expense in the debt service coverage formula.

By:/s/ Gayle Channing Tannenbaum

CHAIR

Adopted: September 11, 2012

By:/s/ Jeff Jacobson

SECRETARY-TREASURER

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PROMISSORY NOTE
(Continued) Page 2

of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Ohio without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Ohio.

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full. Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower while such attorney is retained by Lender. Borrower expressly consents to such attorney acting for Borrower in confessing judgment.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

FINANCIAL STATEMENTS. Borrower agrees to furnish from time to time on the request of the Lender true and complete financial statements and such other information as the Lender may reasonably require.

ADDITIONAL LIBO RATE PROVISIONS. As used herein, Banking Day shall mean any day other than a Saturday or a Sunday on which banks are open for business in Columbus, Ohio, and on which banks in London, England, settle payments.

As used herein, LIBO Rate Interest Period shall mean One (1) month(s), provided that: (1) if any LIBO Rate Interest Period would otherwise expire on a day which is not a Banking Day, the LIBO Rate Interest Period shall be extended to the next succeeding Banking Day (provided, however, that if such next succeeding Banking Day occurs in the following calendar month, then the LIBO Rate Interest Period shall expire on the immediately preceding Banking Day).

In the event that Lender reasonably determines that by reason of (1) any change arising after the date of this Note affecting the interbank eurocurrency market or affecting the position of the Lender with respect to such market, adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the LIBO Rate then being determined is to be fixed, (2) any change arising after the date of this Note in any applicable law or governmental rule, regulation or order (or any interpretation thereof, including the introduction of any new law or governmental rule, regulation or order), or (3) any other circumstance affecting the Lender or the interbank market (such as, but not limited to, official reserve requirements required by Regulation D of the Board of Governors of the Federal Reserve System), the LIBO Rate plus the applicable spread shall not represent the effective pricing to the Lender of accruing interest hereunder based upon the LIBO Rate, then, and in any such event, the accruing of interest hereunder based upon the LIBO Rate shall be suspended until Lender shall notify the Borrower that the circumstances causing such suspension no longer exist. In such case, beginning on the date of such suspension interest shall accrue hereunder at a variable rate of interest per annum, which shall change in the manner set forth below, equal to _____ percentage points in excess of the Prime Commercial Rate (as hereinafter defined).

In the event that on any date Lender shall have reasonably determined that accruing interest hereunder based upon the LIBO Rate has become unlawful by compliance by the Lender in good faith with any law, governmental rule, regulation or order, then, and in any such event, the Lender shall promptly give notice thereof to the Borrower. In such case, accruing interest hereunder based upon the LIBO Rate shall be terminated and the Borrower shall, at the earlier of the end of each LIBO Rate Interest Period then in effect or when required by law, repay the advances based upon the LIBO Rate, together with all interest accrued thereon. In such case, when required by law, interest shall accrue hereunder at a variable rate of interest per annum, which shall change in the manner set forth below, equal to _____ percentage points in excess of the Prime Commercial Rate.

As used herein, Prime Commercial Rate shall mean the rate established by Lender from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Lender's most favored rate. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby based upon the Prime Commercial Rate shall change automatically without notice to the Borrower immediately with each change in the Prime Commercial Rate. If during any period of time while interest is accruing hereunder based upon the Prime Commercial Rate the obligation evidenced by this Note is not paid at maturity, whether maturity occurs by lapse of time, demand, acceleration or otherwise, the unpaid principal balance and any unpaid interest thereon shall, thereafter until paid, bear interest at a rate equal to _____ percentage points (which shall be 0.00 percentage points, unless completed) in excess of the rate indicated in the immediately preceding two paragraphs.

If, due to (1) the introduction of or any change in or in the interpretation of any law or regulation, (2) the compliance with any guideline or request from any central bank or other public authority (whether or not having the force of law), or (3) the failure of the Borrower to repay any advance when required by the terms of this Note, there shall be any loss or increase in the cost to the Lender of accruing interest hereunder based upon the LIBO Rate, then the Borrower agrees that the Borrower shall, from time to time, upon demand by the Lender, pay to the Lender additional amounts sufficient to compensate the Lender for such loss or increased cost. A certificate as to the amount of such loss or increase cost, submitted to the Borrower by the Lender, shall be conclusive evidence, absent manifest error, of the correctness of such amount.

Notwithstanding the section above captioned PREPAYMENT, during any period of time while interest is accruing hereunder based upon the LIBO Rate Borrower may not prepay any portion of the outstanding principal balance prior to the expiration of the then current LIBO Rate Interest Period.

PAYMENT DATES. If the due date of any payment under this Note shall be a day that is not a Banking Day (as defined herein), the due date shall be extended to the next succeeding Banking Day; provided, however, that if such next succeeding Banking Day occurs in the following calendar month, then the due date shall be the immediately preceding Banking Day.

DETERMINATION OF INDEX. This Note expresses an initial interest rate and an initial index value to 3 places to the right of the decimal point. This expression is done solely for convenience. The reference sources for the index used by Lender, as stated in this Note, may actually quote the index on any given day to as many as 5 places to the right of the decimal point. Therefore, the actual index value used to calculate the interest rate on and the amount of interest due under this Note will be to 5 places to the right of the decimal point.

IMPORTANT INFORMATION ABOUT PROCEDURES REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each entity or person who opens an account or establishes a relationship with the Lender.

What this means: When an entity or person opens an account or establishes a relationship with the Lender, the Lender may ask for the name, address, date of birth, and other information that will allow the Lender to identify the entity or person who opens an account or establishes a relationship with the Lender. The Lender may also ask to see identifying documents for the entity or person.

ADDITIONAL DEFAULT. In addition to those events described as Events of Default in the Section of this Note captioned DEFAULT, it shall

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PROMISSORY NOTE
(Continued) Page 3

constitute an Event of Default under this Note if Borrower fails to comply with or to perform any term, obligation, covenant or condition contained in any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement between Borrower and Lender.

DEPOSIT ACCOUNT. Borrower covenants and agrees to establish and maintain all of Borrower's operating deposit accounts with Lender.

PRIOR NOTE. This Note is a renewal and replacement of a certain Promissory Note dated January 6, 2011 in the original Principal Amount of $840,000. In consideration of Lender's renewal of the prior Promissory Note, Borrower shall pay to Lender a renewal fee in the amount of $500.00 which shall be fully due and payable on January 31, 2013. Borrower acknowledges and agrees that this is a fee charged by Lender for renewal of the prior Promissory Note and that the renewal fee shall not be applied to or reduce the principal or interest owed on this Note. Borrower further agrees that the renewal fee shall be fully earned by Lender as of the execution of this Note by Borrower. .

AMORTIZATION. The payment amount set forth above is computed based upon a 36 month level amortization schedule.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Ohio (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

NOTICE: FOR THIS NOTICE "YOU" MEANS THE BORROWER AND "CREDITOR" AND "HIS" MEANS LENDER.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER:

SCI ENGINEERED MATERIALS, INC.

By: GS Blaskie 10-16-12
Gerald S. Blaskie, Vice President of SCI ENGINEERED MATERIALS, INC.

By: Dan Rooney 10/16/2012
Daniel Rooney, Chief Executive Officer of SCI ENGINEERED MATERIALS, INC.

LASER PRO Lending, Ver. 5.60.00.002 Copr. Harland Financial Solutions, Inc. 1997, 2012. All Rights Reserved. - OH C:\LaserPro_Prod\CFI\LPL\D20.FC TR-210054 PR-COAMAUBO

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DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$213,000.00	10-15-2012	02-28-2014			8001654719		

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: SCI ENGINEERED MATERIALS, INC.
2839 Charter Street
Columbus, OH 43228

Lender: THE HUNTINGTON NATIONAL BANK
Columbus Commercial Banking
P. O. Box 341470 - NC1W25
Columbus, OH 43234-9909

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to a Corporation for $213,000.00.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ Personal, Family, or Household Purposes or Personal Investment.

☒ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Working Capital-Non Real Estate Company (707).

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $213,000.00 as follows:

Amount paid on Borrower's account: $213,000.00 Payment on Loan # 42 / 34	$213,000.00
Note Principal:	$213,000.00

AUTOMATIC PAYMENTS. ________ By initialing here, Borrower hereby authorizes Lender to start transfer of funds from account # ________ from ________ (Routing Transit # ________), to Commercial Loan obligor # ________ for interest, principal and other amounts due at the time(s) and in the manner(s) provided for in Note # ________. The date(s) and amount(s) of each transfer will be specified on a Payment Notice mailed to Borrower prior to the transfer date.

If a payment due date should fall on a non-business day, the transfer will take place on the next business day. Transfers will be made until the note is paid in full unless a revocation of this authorization is made by notifying the Lender in writing.

CONDITIONS: Borrower certifies that he/she is authorized to sign on the account to be charged and agrees that each transfer is subject to sufficient collected funds in the account to be charged; provided, however, if the account to be charged is a checking account for which "Reserve" privileges have been or are established, such transfer may be made as long as such transfer does not exceed the unused portion, if any, of such Reserve Credit. Borrower further agrees that the obligation to transfer funds pursuant to this authorization and/or the program pursuant to which this authorization is given may be terminated at any time by Lender without notice; and, in any event, Borrower agrees to hold harmless Lender if any check or withdrawal is dishonored or refused as a result of transfer pursuant to this authorization.

All transfer of funds pursuant to this authorization shall be evidenced on the statements normally issued by Lender for the type of accounts affected by each transfer, it being understood and agreed that Lender is under no obligation to issue any other receipt or advices to Borrower, or any others, to reflect such transfer or transfers.

COUPON BOOK. _____ By checking here, Borrower hereby requests Lender to send a Coupon Book to the address of record.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED OCTOBER 15, 2012.

BORROWER:

SCI ENGINEERED MATERIALS, INC.

By: GSBlaskie 10-16-12
Gerald S. Blaskie, Vice President of SCI ENGINEERED MATERIALS, INC.

By: Dal Rooney 10/16/2012
Daniel Rooney, Chief Executive Officer of SCI ENGINEERED MATERIALS, INC.

LASER PRO Lending, Ver. 5.58.00.002 Copr. Harland Financial Solutions, Inc. 1997, 2012. All Rights Reserved. - OH [illegible]

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